fast forward advance relentlessly R First-Quarter Results and Full-Year 2006 Financial Guidance April 26, 2006 Exhibit 99.2

Agenda Financial Review Jim Vandenberghe, Vice Chairman and CFO Operating Review Doug DelGrosso, President and COO Business Perspective and Outlook Bob Rossiter, Chairman and CEO Q and A Session

Financial Review

First Quarter 2006 Highlights First-quarter financial results showed year-over-year improvement Successfully completed the refinancing of $1 billion of debt Reached agreement to contribute European Interiors business to JV with WL Ross & Co. LLC in return for a minority stake* Received recognition for excellence in quality and service from several major customers Continued to win new business with Asian manufacturers Company Is Financially Sound And Operating Results Are Expected To Improve This Year * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

$1 Billion Financing and Credit Facility Amendment Revisions Completed* Entered into new $1.0 billion first lien term loan facility Matures April, 2012 Shares collateral and covenants with revolving credit facility Proceeds of new term loan will be utilized to: Prepay existing $400 million term loan due in 2007 Retire $317 million convertible bond, putable in 2007 Address a portion of the 2008/2009 bond maturities Existing $1.7 billion revolving credit facility remains in place Amended to provide additional flexibility through 2008 Matures March, 2010 Closed, funded and effective on April 25, 2006 Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

First Quarter 2006 Industry Environment

First Quarter 2006 Financial Highlights * Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

First Quarter 2006 Restructuring and Special Items * Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

First Quarter 2006 Net Sales Changes and Margin Impact Versus Prior Year

First Quarter 2006 Segment Results * Segment earnings represent income (loss) before interest, other (income) expense and income taxes. Segment earnings include restructuring costs of $25.0 million (Seating - $16.1, Electronic and Electrical - $2.1, Interior - $6.8) in first quarter 2006.

First Quarter 2006 Free Cash Flow* (in millions) * Free Cash Flow represents net cash provided by operating activities ($39.4 for the three months ended 4/1/06) before net change in sold accounts receivable ($38.1 for the three months ended 4/1/06) less capital expenditures. Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

2006 Guidance Key Assumptions* Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

2006 Guidance Key Financial Projections* Pretax loss for 2005 was $1,187 million. Please see slides titled "Use of Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information.

2006 Guidance Directional Assessment of Segment Results* Seating Up Improves Electronic and Electrical Flat Flat Interior Up Loss Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. Segment Net Sales Margin 2006 vs. 2005

2006 Guidance Trend of Capital Spending* (in millions) 2003 2004 2005 2006 Guidance HQ 45 43.9 Electrical / Electronics 377 274 Interior 568 400 Capital Spending Level Should Trend Lower On An Ongoing Basis Capital Spending Impacts: Record Launches Lear Flexible Seating Architecture (LFSA) Low-Cost Country Memo: Depreciation and Amortization $ 393 $410 to $420 ^ $400 $568 Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

2006 Guidance Free Cash Flow Forecast* (in millions) Net cash provided by operating activities for 2005 was $561 million. Please see slides titled "Use of Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information. First Half 2006 Full Year 2006 Net Sales -419 50 50 2005 2006 Guidance

Operating Review

Making Progress on Operating Priorities Achieved continued improvement in quality and customer satisfaction metrics; received numerous customer awards Introduced new Core Dimension product strategy at SAE World Congress Significant progress on winning new Asian business globally Significant progress on restructuring initiatives and cost improvements Successful launch of major new programs

Recent Customer and Industry Recognition Toyota--Superior Supplier Diversity and Excellence in Quality Honda--Delivery and Quality Performance Volvo Cars--Supplier Award of Excellence Volkswagen--Supplier of the Year in South Africa Mahindra & Mahindra--Best Performance in Product Development GAZ--Best Supplier Award Philippine Economic Zone--Employer of the Year Society of Plastics Engineers--Excellence in Performance & Customization for the cargo compartment on Ford Escape JD Power 2005 Seat Quality Survey--Highest Quality Major Seat Supplier for Past Five Years

Innovative Product Solutions

LEAR CORPORATION



CORE DIMENSIONS STRATEGY

SAFETY
- ProTec™ PLuS
- Adaptive Front Light System
- IntelliTire™
- Car2U™ Two-Way Remote Keyless Entry
- Immobilizer
- Foam in Place Head Impact Countermeasure

ENVIRONMENTAL
- Lt. Weight Back Panel
- Soy Foam
- Polyurethane Foam Alternatives
- Battery Monitory System
- DC/AC Inverters

FLEXIBILITY
- Cushion Tilt 2nd Row
- Remote Release 2nd Row Easy Entry
- Thin Profile Folding Rear
- SmartFold™ 3rd Row

COMFORT & CONVENIENCE
- ComforTec
- Climate Seat
- Fluid Power Motion
- Passive Entry
- Car2U™ Home Automation System
- Pneumatic Seat
- Integrated Seat Adjuster Module

INFOTAINMENT
- Premium Audio Amplifier
- Rear Seat Entertainment
- TV Receiver Analog

COMMONIZATION
- Lear Flexible Seat Architecture
- Gateway Module
- Passive Junction Box
- Smart Junction Box

CRAFTSMANSHIP
- Sculpted Seat Technology
- Flat Flexible Cable
- Seamless Airbag Cover
- Trim Clip
- Insert Molded Carpet

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Safety Dimension
Examples of Lear Product Offerings

LEAR CORPORATION

ProTec™ Plus

Provides early and sustained support to the occupant's head in a rear-impact collision:

- First generation – 3.6M vehicles
- Second generation self-aligning head restraint
- Significantly reduces forces and movements in the neck
- Improved comfort by exceeding regulatory requirements
- Potential for improved rear and lateral vision
- Meets new 2008 safety regulations
- Marketing to all OEMs



Adaptive Front Light System (AFS)

Better illumination of the road ahead, up to 90% more light in curves:

- Allows flexible and cost-efficient application of AFS functionality
- Fast response time and smooth movement
- Combines light bending and automatic headlamp leveling in one unit
- Designed for deployment across multiple car lines




1
2
3
1= Adaptive Front Light (90m)
2= Conventional HID light, no AFS
3= Conventional Halogen (50m)
= illuminated area

Tire Pressure Monitoring System (IntelliTire™)

Alerts the driver to changes in tire pressure or temperature:

- High volume product
- Basic TPMS functionality is U.S. government-mandated over 2006 - 2008
- Basic system meets regulations / premium system has more advanced features



21

Continue to Diversify Customer Base* Revenue in Asia and with Asian Manufacturers 2005 Performance Highlights Supported successful launch of Hyundai's first North American plant (seats, wiring, TPMS) Four recent program awards with Nissan (seats, wiring, carpets) Two new manufacturing facilities in China to support Hyundai and BMW Established TACLE JV - strategic for entry into Nissan seat programs 2006 Key Launches Lear Content Hyundai Santa Fe Seats, TPMS Nissan Versa OH Systems, Trim Nissan Sentra OH Systems, Trim Ford Galaxy (China) Seats Rapid Growth In Asian Sales Led By Expanding Relationships With Hyundai, Nissan And Toyota (in millions) 2002 2003 2004 2005 2008 Outlook Consolidated 600 850 1278 1606 3300 Non-Consolidated 200 400 522 594 North 45.9 46.9 45 43.9 Non-consolidated Consolidated $2,200 $1,800 $1,250 $800 * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Restructuring Implementation Status* Objectives Are To Eliminate Excess Capacity, Streamline Organizational Structure And Accelerate Manufacturing Footprint Actions Announced closure of nine manufacturing facilities and several administrative offices Targeting closure of five to seven additional manufacturing facilities Implementing census reductions and other efficiency actions 2005 / 2006 Actions Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. 2006 Cost and Cash Impact

Operational Excellence 2006 Key Product Launches Americas GMT900 SUVs/Pickups Seats, doors Hyundai Santa Fe Seats, TPMS Nissan Versa Overhead systems, trim Nissan Sentra Overhead systems, trim DCX Caliber/Compass/Patriot Overhead systems, trim, doors, flooring, IP International VW Cabrio Seats Peugeot 207 Seats Hyundai EN (new SUV) Seats Ford Galaxy Seats Fiat Stilo Seats Range Rover Seats, electronics Product Lear Content In Addition, Multiple Launches Throughout Asia Represent A Significant Portion Of Our Backlog Chevrolet Tahoe Peugeot 207

Business Perspective and Outlook

Perspective on the Business* Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. Lear is Financially Sound Successfully Refinanced $1 Billion of Debt Operating Results Improving Seating Business Improving Electronic and Electrical Business Performing Well Returning to Positive Free Cash Flow this Year Addressing Strategic Challenges Addressing Underperforming Interiors Business Continuing to Diversify our Customer Base Managing Risks and Evaluating Opportunities

Margin Outlook for Seating and Electronic and Electrical Segments* Global Seating margin profile expected to return to historical levels by 2008 . . . Supported by backlog sales, continued diversification (by customer and platform type), cost improvements, restructuring savings and a return to more normal launch levels Maintain Electronic and Electrical margin profile . . . Expanding low-cost sourcing and engineering, cost improvements, restructuring savings and product innovation Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

New Business Model for Interiors Business* This segment of the market continues to be under pressure Despite restructuring actions, losses continue this year Repositioning this business remains a top priority Lear signed a Letter of Intent to contribute substantially all of its European Interiors business to a joint venture with WL Ross & Co. LLC in return for a minority equity stake Aggressively pursuing a solution for North American Interiors business Executing Interiors Strategy On Expedited Basis Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

New Asian Business* Continuing To Win New Business In Asia And With Asian Manufacturers Globally Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Summary and Outlook* Lear is Financially Sound Successfully Refinanced $1 Billion of Debt Operating Results Showing Improvement Continued Progress on Implementing Restructuring Actions First-Quarter Operating Results Better than a Year Ago Full-Year Results On-Track for Improvement Making Progress on Strategic Priorities Signed Letter of Intent to Contribute European Interiors Business to Joint Venture with WL Ross & Co. LLC Continuing to grow Asian Sales, Including New Seating Business with Nissan in N.A. and Several Programs in Asia Longer-Term Outlook Remains Positive Company is Managing Near-Term Challenges Positioning for Improved Long-Term Competitiveness Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

ADVANCE RELENTLESSLY(tm) www.lear.com LEA NYSE Listed R

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include "income before interest, other (income) expense and income taxes," "income before interest, other expense, income taxes, impairments, restructuring costs and other special items" (core operating earnings), "pretax income before impairments, restructuring costs and other special items" and "free cash flow." Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that income before interest, other (income) expense and income taxes, core operating earnings and pretax income before impairments, restructuring costs and other special items are useful measures in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company's continuing operating activities. Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods. Management believes that free cash flow is useful to both management and investors in their analysis of the Company's ability to service and repay its debt. Further, management uses these non- GAAP financial measures for planning and forecasting in future periods. Income before interest, other (income) expense and income taxes, core operating earnings, pretax income before impairments, restructuring costs and other special items and free cash flow should not be considered in isolation or as substitutes for net income (loss), pretax income (loss), cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP or as measures of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Given the inherent uncertainty regarding special items and the net change in sold accounts receivable in any future period, a reconciliation of forward-looking financial measures is not feasible. The magnitude of these items, however, may be significant. Use of Non-GAAP Financial Information

Use of Non-GAAP Financial Information

Use of Non-GAAP Financial Information

Use of Non-GAAP Financial Information

Use of Non-GAAP Financial Information

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates, fluctuations in the production of vehicles for which the Company is a supplier, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer productivity negotiations, the impact and timing of program launch costs, the costs and timing of facility closures, business realignment or similar actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers and suppliers, raw material costs and availability, the Company's ability to mitigate the significant impact of recent increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in cash flow, the finalization of the Company's restructuring strategy and other risks described from time to time in the Company's Securities and Exchange Commission filings. In addition, the Company's previously disclosed agreement in principle to contribute its European Interiors business to a joint venture with WL Ross & Co. LLC is subject to the negotiation and execution of a definitive agreement and other conditions. No assurances can be given that the proposed transaction will be completed on the terms contemplated or at all. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.